Exhibit 10.54

SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is made as of the 14th day of February, 2020, by and among LYDALL, INC., a Delaware corporation (“Borrower”), LYDALL THERMAL/ACOUSTICAL, INC., a Delaware corporation (“Lydall Thermal”), LYDALL PERFORMANCE MATERIALS, INC., a Connecticut corporation (“Lydall Performance”), LYDALL INTERNATIONAL, INC., a Delaware corporation (“Lydall International”), SOUTHERN FELT COMPANY, INC., a South Carolina corporation (“Southern Felt”), LYDALL NORTH AMERICA, LLC, a Connecticut limited liability company (“Lydall North America”), LYDALL PERFORMANCE MATERIALS (US), INC., a Delaware corporation (“Lydall Performance (US)”), LYDALL SEALING SOLUTIONS, INC., a Delaware corporation (“Lydall Sealing”), and SUSQUEHANNA CAPITAL ACQUISITION CO., a Delaware corporation (“Susquehanna Capital” and each of Lydall Thermal, Lydall Performance, Lydall International, Southern Felt, Lydall North America, Lydall Performance (US), and Lydall Sealing, is sometimes individually referred to herein as a “Guarantor”, and all such entities are herein collectively referred to as, the “Guarantors”) and BANK OF AMERICA, N.A., a national banking association (“Bank of America”), as Swingline Lender and L/C Issuer, and on behalf of itself and as administrative agent (in such capacity, the “Agent”), for the ratable benefit of itself and the other lenders that are a party to the Credit Agreement (defined below) (collectively with Bank of America, the “Lenders”). Capitalized terms used herein but not defined shall have the meaning given to such terms in the Credit Agreement.

RECITALS

WHEREAS, Borrower, Guarantors, Agent and Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of August 31, 2018, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of December 6, 2019 (as amended and in effect from time to time, the “Credit Agreement”).

WHEREAS, the parties hereto desire to amend the Credit Agreement pursuant to terms herein to, among other things, reflect certain capital transactions of the Borrower and its Subsidiaries.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

1.    Amendments to Credit Agreement.

(a)    The following definitions from Section 1.01 of the Credit Agreement are hereby amended and restated as follows:

“Consolidated EBITDA” means, for any period, the sum (in each case, without duplication) of the following determined on a Consolidated basis for the Borrower and its Subsidiaries in accordance with GAAP, (a) Consolidated Net Income for the most recently completed Measurement Period plus (b) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges, (ii) the provision for federal, state, local and foreign income taxes payable, (iii) depreciation and amortization expense, (iv) costs and expenses incurred in connection with the Closing Date Acquisition and other Permitted Acquisitions, evidenced by supporting documentation acceptable to the Administrative Agent; (v) fees and expenses payable by Borrower in connection with this Agreement and the other Loan Documents; (vi) non-cash stock compensation expenses, (vii) increases to costs of goods sold because of the one-time write-up of inventory in connection with the Closing Date Acquisition, not to exceed $5,000,000 in the aggregate; (viii) increases to costs of goods sold because of the one-time write-up of inventory in connection with any Permitted Acquisition other than the Closing Date Acquisition, (ix) one-time, non-cash charges and losses resulting from the Expected Plan Termination, not to exceed $30,000,000 in the aggregate, (x) one-time, non-cash charges and losses resulting from any future employee benefit plan termination acquired by Lydall as part of the acquisition of the business known as Interface Performance Materials, not to exceed $15,000,000 in the aggregate; (xi) other non-cash charges and losses but excluding any such non-cash charges or losses to the extent (A) there were cash charges with respect to such charges and losses in past accounting periods or (B) there is a reasonable expectation that there will be cash charges with respect to such charges and losses in future accounting periods; (xii) costs and expenses incurred in connection with Permitted Transfers, evidenced by supporting documentation acceptable to the Administrative Agent; (xiii) so long as such costs are incurred before May 1, 2020, actual severance costs incurred due to reduction-in-force and other restructuring initiatives, not to exceed an aggregate amount of $2,000,000; (xiv) and so long as such costs are incurred before May 1, 2020, one-time cash compensation and related recruiting expenses associated with the transition of the Company’s President and Chief Executive Officer, not to exceed $2,500,000; and (xv) non-cash impairment charges; provided, that, for any twelve (12) month period, the aggregate amount of the adjustments to Consolidated EBITDA made pursuant to clauses (iv), (v), (viii), (xi) and (xii) above, plus the aggregate amount of Synergies and Cost Savings for such period, shall not exceed ten percent (10%) of Consolidated EBITDA for such period); less (c) to the extent reflected as a gain or otherwise included in the calculation of Consolidated Net Income for such period (i) non-cash gains (excluding any such non-cash gains to the extent (A) there were cash gains with respect to such gains in past accounting periods or (B) there is a reasonable expectation that there will be cash gains with respect to such gains in future accounting periods).

2.    Reaffirmation of Guaranty.

(a)     Each Guarantor hereby reaffirms its guarantee of all obligations of the Borrower to the Agent and the Lenders as such obligations arise pursuant to the Credit Agreement and the Loan Documents (the “Reaffirmation”).

(b)     Each Guarantor represents and warrants to the Agent that (i) no default exists under the Credit Agreement or the Loan Documents or will exist with the giving of notice, the passage of time or both, (ii) all of the terms, conditions, obligations, agreements, warranties and representations contained in the Credit Agreement and the Loan Documents remain true and accurate and are hereby ratified and confirmed in all material respects (except that to the extent that any term, condition, obligation, agreement, warranty and representation is already qualified by materiality, in which case, such any term, condition, obligation, agreement, warranty and representation shall be true and correct as written as of such date), (iii) nothing in the Credit Agreement or any Loan Document shall operate to release it from any of its liability to pay any and all sums it owes to the Lender or to perform all of

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the terms, conditions, obligations and agreements contained in the Credit Agreement and the Loan Documents, (iv) the debt evidenced by the notes issued in connection with the Credit Agreement and the other Loan Documents is a valid debt of the Borrower owed to the Lenders and neither Borrower nor it has any defense, setoff, counterclaim or independent action against Agent or any Lender of any kind, whether relating to the Credit Agreement, any Loan Document or otherwise.

(c)     Each Guarantor represents and warrants to Agent that (i) it has the power and authority to enter into this Agreement and to reaffirm its guarantee of all obligations of the Borrower to the Agent or the Lenders, as such obligations arise pursuant to the Credit Agreement and the Loan Documents, (ii) it has taken all necessary corporate action to authorize this Reaffirmation and the transactions contemplated hereby and (iii) this Reaffirmation, any related documents to which it is a party and the Loan Documents to which it is a party, are its valid and binding obligations, enforceable in accordance with their terms.

(d)     Each Guarantor represents and warrants to Agent that the consummation of the transactions contemplated by this Reaffirmation (i) is not prevented by, nor does it conflict with or result in a breach of terms, conditions or provisions of its organizational documents, or any evidence of indebtedness, agreement or instrument of whatever nature to which it is a party or by which it is bound, (ii) does not constitute a default under any of the foregoing, and (iii) does not violate any federal, state, local or foreign law, regulation or order or any order of any court or agency which is binding upon it.

(e)     Each Guarantor reaffirms that any grant and pledge of security interests by it in its assets pursuant to the Credit Agreement and the Loan Documents secures all Obligations and continues in full force and effect.

3.    Conditions to Effectiveness of Second Amendment. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:

(a)    Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated as of the date hereof and each in form and substance reasonably satisfactory to Agent:

(i)    executed counterparts of this Agreement, sufficient in number for distribution to Lenders and the Borrower;

(ii)    such documents and certifications as the Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing (where such concept is applicable) and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

(b)    the Borrower shall have paid the reasonable attorney’s fees of Agent’s counsel.

4.    Miscellaneous.

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(a) This Agreement may be executed in any number of counterparts (including those delivered by facsimile or other electronic means), each of which shall be deemed to be an original, and all of which shall collectively constitute a single agreement, fully binding and enforceable against the parties hereto.

(b) Except as specifically amended by the terms of this Agreement, all terms and conditions set forth in the Credit Agreement and the other Loan Documents shall remain in full force and effect and none of the rights or obligations of any party thereto shall be modified in any manner.

(c) This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

(d) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

[Signature page to follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

BORROWER:                    LYDALL, INC.

By:
Name:    Chad A. McDaniel
Title:    Executive Vice President, General Counsel & Chief Administrative Officer

[Signature Page to Second Amendment]

GUARANTORS:                LYDALL THERMAL/ACOUSTICAL, INC.

By:
Name:    Chad A. McDaniel

Title:	Executive Vice President, General Counsel & Chief Administrative Officer

LYDALL PERFORMANCE MATERIALS, INC.

By:
Name:    Chad A. McDaniel

Title:	Executive Vice President, General Counsel & Chief Administrative Officer

LYDALL INTERNATIONAL, INC.

By:
Name:    Chad A. McDaniel

Title:	Executive Vice President, General Counsel & Chief Administrative Officer

SOUTHERN FELT COMPANY, INC.

By:
Name:    Chad A. McDaniel
Title:    Executive Vice President, General Counsel & Chief Administrative Officer

LYDALL NORTH AMERICA, LLC

By:
Name:    Chad A. McDaniel
Title:    Executive Vice President, General Counsel & Chief Administrative Officer

[Signature Page to Second Amendment]

GUARANTORS:	LYDALL PERFORMANCE MATERIALS, (US) INC.

By:
Name:    Chad A. McDaniel
Title:    Executive Vice President, General Counsel & Chief Administrative Officer

LYDALL SEALING SOLUTIONS, INC.

By:
Name:    Chad A. McDaniel
Title:    Executive Vice President, General Counsel & Chief Administrative Officer

SUSQUEHANNA CAPITAL ACQUISITION CO.

By:
Name:    Chad A. McDaniel
Title:    Executive Vice President, General Counsel & Chief Administrative Officer

[Signature Page to Second Amendment]

BANK OF AMERICA, N.A., as Administrative Agent
By:
Name: Christopher T. Phelan
Title: Senior Vice President

[Signature Page to Second Amendment]

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swingline Lender

By:
Name:    Christopher T. Phelan
Title:    Senior Vice President

[Signature Page to Second Amendment]

LENDERS:                WELLS FARGO BANK, N.A.,
as a Lender

By:
Name:    Barbara A. Keegan
Title:    Senior Vice President

[Signature Page to Second Amendment]

LENDERS:                    JPMORGAN CHASE BANK, N.A.,
as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment]

LENDERS:                    KEYBANK NATIONAL ASSOCIATION
as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment]

LENDERS:                    SANTANDER BANK, N.A.,
as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment]

LENDERS:                    TD BANK, N.A.,
as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment]

LENDERS:                    WEBSTER BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment]